Exhibit 99.1

NeueHealth Announces Closing of Take-Private Transaction

October 2, 2025 – DORAL, Fla. – NeueHealth, Inc. (“NeueHealth” or the “Company”) (NYSE: NEUE), the value-driven healthcare company, today announced the successful closing of its previously announced merger under which NeueHealth has been acquired by an affiliate of New Enterprise Associates (“NEA”) at an enterprise value of approximately $1.496 billion.

Under the terms of the merger agreement, holders of NeueHealth common stock (other than shares that will be rolled over and certain excluded shares) will receive $7.33 per share in cash. Certain stockholders of NeueHeath, including NEA and 12 existing NeueHealth investors (which collectively hold all of the outstanding shares of NeueHealth preferred stock), have entered into rollover agreements pursuant to which such stockholders will continue their investments by exchanging their shares of NeueHealth common stock and/or preferred stock for newly issued equity interests in the privately held company. NeueHealth’s executive leadership team will continue in their roles upon completion of the transaction and have entered into rollover agreements to roll over 100% of their equity interests for newly issued equity interests in the privately held company.

With the completion of the transaction, the Company’s common stock ceased trading on the New York Stock Exchange on October 2, 2025. The Company intends to make the applicable filings with the U.S. Securities and Exchange Commission (the “SEC”) to suspend its periodic reporting obligations and to terminate the registration of the Class A Shares underlying the Company’s active registration statements.

“Since our founding, NeueHealth has been committed to aligning the interests of consumers, payors, and providers to create a seamless, more coordinated care experience for all,” said Mike Mikan, President and CEO of NeueHealth. “This transaction marks a significant milestone for our Company as it allows us the flexibility and resources to continue to fulfill this mission as we advance our value-driven, consumer-centric care model and drive long-term, sustainable growth into the future.”

About NeueHealth

NeueHealth is a value-driven healthcare company grounded in the belief that all health consumers are entitled to high-quality, coordinated care. By uniquely aligning the interests of health consumers, providers, and payors, NeueHealth helps to make healthcare accessible and affordable to all populations across the ACA Marketplace, Medicare, and Medicaid. NeueHealth delivers high-quality clinical care to over 600,000 health consumers through owned clinics and unique partnerships with over 3,000 affiliated providers. We also enable independent providers and medical groups to thrive in performance-based arrangements through a suite of technology and services scaled centrally and deployed locally. We believe our value-driven, consumer-centric care model can transform the healthcare experience and maximize value across the healthcare system. For more information, visit: www.neuehealth.com.

About NEA

New Enterprise Associates, Inc. (NEA) is a global venture capital firm focused on helping entrepreneurs build transformational businesses across multiple stages, sectors and geographies. Founded in 1977, NEA has more than $28 billion in assets under management as of June 30, 2025 and invests in technology and healthcare companies at all stages in a company’s lifecycle, from seed stage through IPO. The firm's long track record of investing includes 284 portfolio company IPOs and more than 500 mergers and acquisitions. For more information, please visit www.nea.com.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements made in this release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies, and statements as to the expected timing, completion and effects of the transaction. These statements often include words such as “anticipate,” “expect,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “projections,” “outlook,” “ensure,” and other similar expressions. These forward-looking statements include any statements regarding our plans, expectations and financial guidance. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Factors that might materially affect such forward-looking statements include: the failure to complete the transaction on the anticipated terms and within the anticipated timeframe, including as a result of failure to obtain required stockholder or regulatory approvals or to satisfy other closing conditions; potential litigation relating to the transaction that could be instituted against NEA, the Company or their respective affiliates, directors, managers, officers or employees, and the effects of any outcomes related thereto; potential adverse reactions or changes to our business relationships or operating results resulting from the announcement, pendency or completion of the transaction; the risk that our stock price may decline significantly if the transaction is not consummated; certain restrictions during the pendency of the transaction that may impact our ability to pursue certain business opportunities or strategic transactions; costs associated with the transaction, which may be significant; the occurrence of events, changes or other circumstances that could give rise to the termination of the merger agreement, including in circumstances requiring us to pay a termination fee; our ability to continue as a going concern; our ability to comply with the terms of our credit facilities or any credit facility into which we enter in the future; our ability to receive the remaining proceeds from the sale of our Medicare Advantage business in California in a timely manner; our ability to obtain any short or long term debt or equity financing needed to operate our business; our ability to quickly and efficiently complete the wind down of our remaining Individual and Family Plan (“IFP”) and MA businesses, including by satisfying liabilities of those businesses when due and payable; potential disruptions to our business due to the transaction or due to corporate restructuring and any resulting headcount reduction; our ability to accurately estimate and effectively manage the costs relating to changes in our business offerings and models; a delay or inability to withdraw regulated capital from our subsidiaries; a lack of acceptance or slow adoption of our business model; our ability to retain existing consumers and expand consumer enrollment; our and our care partner’s abilities to obtain and accurately assess, code, and report risk adjustment factor scores; our ability to contract with care providers and arrange for the provision of quality care; our ability to obtain claims information timely and accurately; the impact of any pandemic or epidemic on our business and results of operations; the risks associated with our reliance on third-party providers to operate our business; the impact of modifications or changes to the U.S. health insurance markets; our ability to manage any growth of our business; our ability to operate, update or implement our technology platform and other information technology systems; our ability to retain key executives; our ability to successfully pursue acquisitions, integrate acquired businesses, and quickly and efficiently divest businesses as needed; the occurrence of severe weather events, catastrophic health events, natural or man-made disasters, and social and political conditions or civil unrest; our ability to prevent and contain data security incidents and the impact of data security incidents on our members, patients, employees and financial results; our ability to comply with requirements to maintain effective internal controls; our ability to adapt to mitigate risks associated with our ACO businesses, including any unanticipated market or regulatory developments; and the other factors set forth under the heading “Risk Factors” in the Company’s reports on Form 10-K, Form 10-Q, and Form 8-K (including all amendments to those reports) and our other filings with the SEC. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or changes in our expectations.

Investor Contact:

IR@neuehealth.com

Media Contact:

media@neuehealth.com